Exhibit 10.1

GROOVE BOTANICALS INC.

310 Fourth Avenue South

Suite 700

Minneapolis, MN 55415

July 30, 2024

Attn: Kent Rogriguez, CEO

7020 Lanham Lane,

Edina, MN 55439

RE: Employment Contract

Further to an Employment Contract (the “Agreement”) originally entered into on April 1, 2020, by and between Groove Botanicals Inc. (the “Employer”) (Formerly Avalon Oil and Gas, Inc.) and Kent Rodriguez, CEO, (“Employee”) whereunder Employee has agreed to monthly compensation at a rate of Four Thousand ($4,000) Dollars per month for continuing services as President and CEO, Employer hereby agrees to extend said Agreement for a further term of two (2) years, ending on March 31, 2026, with effect retroactive to April 1, 2024, under the same terms and conditions as originally set out therein.

Please acknowledge your agreement to the terms and conditions set forth above by signing below.

Upon execution this letter shall be appended to and form a part of the original Agreement.

Signed,

/s/Kent Rodriguez

CEO, Groove Botanicals, Inc.

Agreed and accepted this 30th day of July, 2024 by:

/s/Kent Rodriguez

Kent Rodriguez

nbsp;